Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aura Energy Inc. formerly known as Arcom (the “Company”) on Form 10-K for the year ended October 31, 2018, as filed with the Securities and Exchange Commission I, Hui Liu Ping, Principal Executive, Financial and Accounting Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K o (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of  Aura Energy Inc.

February 11, 2019

By:            /s/    Hui Liu Ping

Name:                Hui Liu Ping

Title:                 President, Treasurer and Secretary

                       (Principal Executive, Financial and Accounting Officer)